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                                    THE ARBOR FUND

                            OVB EMERGING GROWTH PORTFOLIO

                          Supplement dated December 2, 1998
                         to the Prospectus dated May 31, 1998



At a special meeting held on December 2, 1998, the Board of Trustees of the Arbor Fund unanimously voted to close the OVB Emerging Growth Portfolio (the "Fund"). This decision was made after careful consideration of all of the factors concerning management of the Fund, most notably the reduction in Fund assets and the commensurate impact of an increasing expense ratio on Fund shareholders. The Fund intends to cease operations on or about December 29, 1998. Cash representing the current NAV per share will be distributed to shareholders on that date.


The Trustees and management of the OVB Family of Funds thank you for the opportunity to have been of service to you in the OVB Emerging Growth Fund.




                  PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE